EXHIBIT 99.343
Congestion Management Requirements PICA 97 Paul Gribik Perot Systems Corporation

Congestion Management Drivers... Market Structure Power Pool Bilateral Transactions Pricing Structure Marginal Cost Average Cost (Uplift) Goals Minimize Costs Minimize Changes

....Congestion Management Drivers Engineering Constraints Line Flow Limits (MVA, MW) Voltage Limits Stability Contingencies Time Frame Forward Markets (Scheduling) Real Time (Dispatch)

Pool Supplies Loads PX & ISO Schedules, Energy Prices & Transmission Prices

Bilateral Transactions Supplies PX PX Schedule & Adjustment Prices Loads Bilateral Contract BC Schedule & Adjustment Prices ISO Supplies Loads Final Schedules & Transmission Prices

Marginal Cost Pricing Must produce economically meaningful marginal costs Minimize costs summed over all parties Enforce "hard" constraints A "little" violation can give nonsensical MCs

Average Cost Pricing (Uplift) No need to produce economically meaningful marginal costs Produce good cost (not necessarily minimum cost) schedules May take into account other goals More flexibility in objective Minimize cost Minimize movement Able to treat "soft" constraints via penalties A "little" violation is OK

Congestion Management Software for Forward Markets Constraint Definition ATC Contingency Selection Security Constraints Optimal Power Flow Transmission Costs Marginal Cost of Enforcing Constraints Serving Loads Total Cost of Enforcing Constraints Uplift

Pool Optimal Power Flow (Marginal Cost Transmission Pricing) Objective: Minimize cost of resources Generation Load Reduction Controls: All resources. Constraints: Limits on resources. Enforce transmission constraints. Incorporate power flow model. Security: Contingencies.

Bilateral Transaction OPF (Marginal Cost Transmission Pricing) Objective: Minimize cost of adjusting schedules for all parties (PX and BC) Cost of adjusting schedules is measured by the adjustment prices provided by the parties. Controls: Resources of all parties. Constraints: Movement of a party's schedule limited to ranges bid. Enforce transmission constraints. Incorporate power flow model. Keep each party's generation in balance with its load. The ISO does not impose trades between parties. Security: Contingencies.

Bilateral Transaction OPF (Transmission Costs as Uplift) Objective: More possibilities Minimize costs for all parties Minimize the movement of the schedules for all parties Weighted sum of minimum movement and minimum cost. Controls: All parties resources. Constraints: Movement of party's schedule limited to ranges bid. Enforce transmission constraints Penalties may be used for "soft" constraints. Incorporate power flow model.

Ancillary Services The PX, ISO or BC parties may wish to use transmission capacity to meet ancillary services requirements: Extend models to take into account cost of AS supplies. Calculate impact of AS schedules on transmission system operation. Charge for effect of AS schedules on transmission system operation.

Congestion Management Software for Real Time Similar requirements to forward markets Simpler network models Transmission Constrained Economic Dispatch replaces OPF BC and PX Options Stick to schedule from forward markets Bid resources for adjustment in real-time Dispatch as a pool Separation would require elaborate telemetry

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Congestion Management and Pricing in Day-Ahead and Hour-Ahead Markets Inter-Zonal and Intra-Zonal Congestion Management

Contrast of Inter-Zonal and Intra-Zonal Congestion Inter-Zonal Congestion Management Relatively more frequent on any given constraint Global effect Higher cost implications Marginal cost pricing Intra-Zonal Congestion Management Relatively infrequent on any given constraint Local effect Relatively low cost Cost-based (as bid) pricing

Participants & Markets Schedule Coordinators (SCs) An SC manages its own "energy forward market" under its own rules. Submit balanced schedules to the ISO. (generation equals load) Compete for access to limited transmission. Inc/dec bids used in adjusting schedules if transmission congested. PX Independent System Operator (ISO) Manages the forward market for inter-zonal transmission. Manages intra-zonal transmission.

Overview of Day-Ahead Congestion Management Inter-Zonal Congestion Management & Pricing Intra-Zonal Congestion Management & Pricing Focus of Presentation Schedule Coordinators: Preferred Schedules Inc/Dec Bids Inter-Zonal Congestion? Schedule Coordinators: Revised Schedules Inter-Zonal Congestion Management & Pricing Inter-Zonal Congestion? Final Schedules Intra-Zonal Congestion? Yes No Yes No Yes No Advisory Schedules

Inter-Zonal Congestion Management

Highlights of the Inter-Zonal Congestion Management Approach Schedule Coordinators: Each SC manages its own energy forward market. Any trades across SCs are arranged by the participants. The SCs compete for transmission on a level playing field. Transmission is comparably priced for all SCs. The ISO: Allocates congested transmission to the most cost effective users. Charges all who use congested transmission paths at the marginal cost. Does not participate in energy forward markets by arranging trades across SCs. Responsibility of the SCs.

The Phase I Filing on Congestion Management The ISO adjusts SCs' schedules when congestion exists: The ISO reschedules the SCs to maximize the economic utilization of transmission. "The ISO may ... adjust the scheduled ... generation based on the price bids, and then only as required to relieve congestion." "The ISO will only make scheduling adjustments which act to relieve congestion, and will cease making adjustments when congestion is relieved. Implication: ISO does not have complete freedom to utilize all resources to achieve a minimum cost rescheduling.

Marginal Cost Goals The ISO must be able to develop accurate marginal costs when congestion exists. Locational Marginal Costs (Zonal or Nodal) Economic cost of an SC serving an increment of load at a location. Marginal Cost for Transmission Paths Economic cost of an increment of flow on a path. Marginal costs of transmission paths must be "in sinc" with the locational marginal costs for each SC.

Guidelines Seemingly conflicting requirements: To produce accurate marginal costs, the rescheduling must find a minimum cost schedule. If we stop at an arbitrary point short short of an optimal solution, the marginal cost information may produce pricing anomalies. A small amount of congestion must not be an opening for the ISO to reschedule completely across all SCs. How to reconcile: Find minimum cost schedule subject to constraints. Design constraints to keep the SCs' energy markets separate.

Inter-Zonal Congestion Management Objective: Minimize cost over all SCs. Cost of revising schedules is measured by the inc/dec bids provided by the SCs. Controls: Resources of all SCs in all zones. Constraints: Keep each SC's generation in balance with its load. The ISO does not impose trades between SCs. Movement of SC schedules limited to ranges bid. Enforce inter-zonal constraints on MW flows. Incorporate power flow model. Ignore intra-zonal constraints.

Power Flow Model Use a linear DC power flow model for Inter-Zonal Congestion Management: Real power balance at each node. MW flow limits on zonal interfaces. Model losses outside of the power flow model by using multipliers.

Results Each SC's forward energy market is cleared. The ISO's inter-zonal transmission forward market is cleared: The ISO allocates congested inter-zonal transmission to the most cost effective SCs. The ISO does not run an energy forward market. The ISO does not arrange energy trades. The SCs arrange their own voluntary trades.

Bidding Options for an SC An SC has several transmission bidding options: If it has resources on both sides of an interface: It can bid its incs/decs for those resources. The ISO will calculate the value of interface capacity to the SC. If it has resources on only one side of an interface and wants to be sure that its energy gets across: It does not bid inc/decs for its resources. The ISO will assign it capacity and charge it the marginal cost. The SC is a "price taker" for the transmission capacity. If it has resources on only one side of an interface and wants to limit its transmission charges: It can bid its incs/decs for its resources and its loads. If it does not win transmission capacity, it can arrange voluntary trades with other SCs.

Information Produced Schedules for each SC Marginal costs for each SC Marginal cost of an SC serving an increment of load at a node. Zonal marginal cost for each SC Weighted average of the SC's nodal marginal costs for the nodes in a zone. Inter-zonal interface constraint shadow costs Marginal value of an increment of capacity on an inter-zonal interface constraint. Interface may be a single line connecting two zones or a group of lines connecting the two zones.

Marginal Costs for SCs Marginal costs depend upon the SC: The schedule coordinators' energy forward markets are kept separate. Therefore, the marginal cost at a node or a zone will vary by SC. Differences between marginal costs at any two nodes (zones) do not depend upon the SC. Since congestion charges depend upon difference in marginal costs, the cost of sending energy from one location to another does not depend upon the SC. SCs are treated comparably for transmission pricing. Congestion price for moving energy from one location to another is independent of SC.

Example



Schedule Coordinator 1
G1=700 MWh
@ $10/MWh
D1=100 MWh
Scheduled Flow:
600 MWh
G2=0 MWh
@ $20/MWh
D2=600 MWh
Actual Flow 1200 MWh
A
B
1000 MWh Flow Limit
G3=700 MWh
@ $30/MWh
D3=100 MWh
Scheduled Flow:
600 MWh
G4=0 MWh
@ $60/MWh
D4=600 MWh
Schedule Coordinator 2

SCs preferred schedules:

Each generator can be moved from 0 MWh to 1500 MWh.

Each generator has a linear cost curve.

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Rescheduling to Alleviate Inter-Zonal Congestion


Schedule Coordinator 1
G1=500 MWh @ $10/MWh
D1=100 MWh
Scheduled Flow: 400 MWh
G2=200 MWh @ $20/MWh
D2=600 MWh
Actual Flow 1000 MWh
A
B
1000 MWh Flow Limit
G3=700 MWh @ $30/MWh
D3=100 MWh
Scheduled Flow: 600 MWh
G4=0 MWh @ $60/MWh
D4=600 MWh
Schedule Coordinator 2

Give transmission to SC who can use it most cost effectively:

Value to SC1 is $10/MWh.

Value to SC2 is $30/MWh.

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Marginal Costs for Example Marginal costs Increment D1 by 1 MWh, G1 increases 1 MWh SC1's marginal cost at A is $10/MWh Increment D2 by 1 MWh, G2 increases 1 MWh SC1's marginal cost at B is $20/MWh Increment D3 by 1 MWh, G3 increases 1 MWh SC2's marginal cost at A is $30/MWh Increment D4 by 1 MWh, G3 increases 1 MWh, G1 decreases 1 MWh, G2 increases 1 MWh SC2's marginal cost at B is $40/MWh. Marginal cost of moving energy from A to B for either SC is $10/MWh.

Payments to be Calculated Inter-zonal congestion charges that the ISO collects from the SCs SCs pay for using congested inter-zonal transmission. SCs are not paid for adjusting their generation to relieve inter- zonal congestion. Adjusting an SC's schedule will affect the congestion charges that it must pay. If an SC has a counterflow on a congested inter-zonal transmission path, it is paid for the transmission capacity that its counterflow "creates." Inter-zonal congestion revenues the ISO pays: either to the Transmission Owners (TOs) or to the holders of Transmission Congestion Contracts (TCCs)

Calculating Congestion Charges the ISO Collects Different ways to calculate the congestion charge to an SC:

Defining Zonal Marginal Costs A schedule coordinator's zonal marginal costs are defined as a weighted averages of the SC's nodal marginal costs. Selection of weighting factors is important.

Congestion Revenues the ISO Pays We can calculate the congestion revenue due to a TO or a TCC holder: To balance congestion charges and congestion revenue:

Total Revenue Equivalence Total congestion charges collected by the ISO will equal congestion revenue using the recommended OPF model:

Preferred Schedules & Inc/Dec Bids



P1sc1 = 80 @ $5/MWh
P1sc2 = 120 @ $11/MWh
1
Flow = 40 MWh
Flow limit = 100 MWh
Reactance = 0.00002
Zone 2
2
Reactance = 0.00002
2i
P2isc1 = 0 @ $10/MWh
P2isc2 =0 @ $17/MWh
Flow = 160 MWh
Flow limit = 100 MW
Reactance = 0.00001
Flow = 40 MWh
Flow limit = 50 MW
Reactance = 0.00002
P3sc1 = 0 @ $20/MWh
P3sc2 = 0 @ $35/MWh
3
Flow = 200 MWh
Flow limit = 150 MW (Ignored)
Reactance = 0.00002
Zone 3
P3isc1 = 0 @ $35/MWh
P3isc2 = 0 @ $30/MWh
3i
D3isc1 = 80
D3isc2 = 120

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Relieving Inter-Zonal Congestion 1 3 2 P1SC1 = 0 @ $5/MWh Flow = 0 MWh Flow limit = 100 MWh Shadow Cost = $0/MWh Flow = 50 MWh Flow limit = 50 MW Shadow Cost = $4/MWh Flow = 100 MWh Flow limit = 100 MW Shadow Cost = $19/MWh MC1SC1 = $4/MWh MC1SC2 = $11/MWh MC2SC1 = $10/MWh MC2SC2 = $17/MWh MC3SC1 = $20/MWh MC3SC2 = $27/MWh P1SC2 = 100 @ $11/MWh 2i P2iSC1 = 30 @ $10/MWh P2iSC2 =20 @ $17/MWh MC2iSC1 = $10/MWh MC2iSC2 = $17/MWh P3SC1 = 50 @ $20/MWh P3SC2 = 0 @ $35/MWh 3i P3iSC1 = 0 @ $35/MWh P3iSC2 = 0 @ $30/MWh D3iSC1 = 80 D3iSC2 = 120 Zone 2 Zone 3 MC3iSC1 = $20/MWh MC3iSC2 = $27/MWh Flow = 200 MWh Flow limit = 150 MW (Ignored)

Inter-Zonal Congestion Payments SC1 to ISO Marginal CostZone 3 x 80 - Marginal CostZone 1 x 0 - Marginal CostZone 2 x 30 - Marginal CostZone 3 x 50 = $300 SC2 to ISO Marginal CostZone 3 x 120 - Marginal CostZone 1 x 100 - Marginal CostZone 2 x 20 - Marginal CostZone 3 x 0 = $1800 ISO to TCC on Interface 1-3 $1900 ISO to TCC on Interface 2-3 $200

Marginal Cost Question To better understand the marginal costs, let's look at the marginal cost for Schedule Coordinator 1 at node 1: The cost of SC1's generator at node 1 is $5/MWh. The marginal cost for SC1 at bus 1 is $4/MWh. Why?

Marginal Costs after Relieving Inter-Zonal Congestion 1 3 2 P1SC1 = 0 @ $5/MWh Flow = 0 MWh Flow limit = 100 MWh Shadow Cost = $0/MWh Flow = 50 MWh Flow limit = 50 MW Shadow Cost = $4/MWh Flow = 100 MWh Flow limit = 100 MW Shadow Cost = $19/MWh MC1SC1 = $4/MWh MC1SC2 = $11/MWh MC2SC1 = $10/MWh MC2SC2 = $17/MWh MC3SC1 = $20/MWh MC3SC2 = $27/MWh P1SC2 = 100 @ $11/MWh 2i P2iSC1 = 30 @ $10/MWh P2iSC2 =20 @ $17/MWh MC2iSC1 = $10/MWh MC2iSC2 = $17/MWh P3SC1 = 50 @ $20/MWh P3SC2 = 0 @ $35/MWh 3i P3iSC1 = 0 @ $35/MWh P3iSC2 = 0 @ $30/MWh D3iSC1 = 80 D3iSC2 = 120 Zone 2 Zone 3 MC3iSC1 = $20/MWh MC3iSC2 = $27/MWh

One Possible Response to Incrementing Demand Let us add 1 MWh of demand for SC1 at node 1. Simple response would be for SC1 to increase its generation at node 1: P1SC1 changed from 0 to 1 MWh. Cost to SC1: SC1's costs increase by $5. SC2 does not change its generation: SC2's costs do not change. Total costs to SC1 and SC2 increase by $5. Why isn't SC1's marginal cost at node 1 = $5/MWh? Because this is not the least cost response to serving SC1's incremental load at node 1.

Optimal Response to Increased Load at Node 1 with SC's kept Separate SC1 could increase its generation at node 2 to serve the load at node 1: P2SC1 changed from 30 to 31 MWh. Cost to SC1 is $10. Because SC1 increased its generation at node 2, more transmission is available for SC2 to use to lower its generation costs: P1SC2 changed from 100 to 101 MWh. Cost to SC2 is $11. P2SC2 changed from 20 to 19 MWh. Savings to SC2 is $17. Total cost over all SCs increases by $4 = (10+11-17). This gives the marginal cost to SC1 of load at node 1.

Why would SC1 Do This?... SC1 is not being altruistic. To see this, let's calculate SC1's costs before incrementing the load at node 1: Generation Costs: Sum of (Generation Cost * Generation) 0 MWh * $5/MWh + 30 MWh * $10/MWh + 50 MWh * $20/MWh = $1300. Congestion Costs: Sum of (Zonal Marginal Cost * Net Load in Zone) (0 - 0) * $4/MWh + (0 - 30) * $10/MWh + (80 - 50) * $20/MWh = $300. Total cost to SC1 is $1600.

....Why would SC1 Do This? Now, lets calculate SC1's costs after incrementing the load at node 1: Generation Costs: Sum of (Generation Cost * Generation) 0 MWh * $5/MWh + 31 MWh * $10/MWh + 50 MWh * $20/MWh = $1310. Congestion Costs: Sum of (Zonal Marginal Cost * Net Load in Zone) (1 - 0) * $4/MWh + (0 - 31) * $10/MWh + (80 - 50) * $20/MWh = $294: Total cost to SC1 is $1604: SC1's total costs after serving 1 additional MWh increase by $4. This is SC1's marginal cost at node 1.

Intra-Zonal Congestion Management

ISO Energy Purchases and Sales for Intra-Zonal Congestion Management The ISO may buy energy from one SC and sell it to another in managing intra-zonal congestion: Intra-zonal congestion management charges are based on actual costs, not marginal costs. No need to drive to minimum cost solution to be sure that marginal costs are accurate. No need to clear the combined and integrated energy markets of all of SCs (impose all possible trades regardless of the SCs' wishes). Intra-zonal constraints are localized. Many SCs may not have resources needed to manage localized congestion if SCs' energy markets are kept separate. Keep amount of ISO purchases and sales small.

Goals of Intra-Zonal Congestion Management In adjusting the scheduled resources in a zone, balance two objectives: Keep the shift in the schedules needed to alleviate intra- zonal congestion small. Use the most cost-effective resources. To relieve intra-zonal congestion in a zone, use the resources (generation, load management) in that zone (if possible)

Intra-Zonal Congestion Management The ISO may impose trades between SCs. Objective: Minimize the movement of the schedules for all SCs. Weight the movement by factors based on the inc/decs bid. Controls: All SCs' resources in the single zone addressed. Constraints: Movement of SC schedules limited to ranges bid. Enforce the inter-zonal constraints. Enforce the intra-zonal constraints in the zone addressed. Incorporate power flow model.

Information Produced Schedules for each SC. Payments and charges for each SC for intra-zonal congestion management: An SC is paid for increased generation (or load management) at inc price bid for the resource. An SC is charged for energy to replace reduced generation at the dec price bid for the resource. Uplift for the zone: Uplift is the difference between the ISO's payments to the SCs and its charges to the SCs for intra-zonal congestion management. Allocated to SCs based on: SC's load in zone, and SC's scheduled export from zone based on inter-zonal schedule.

Network Power Flow for Intra-Zonal Congestion Management Intra-zonal constraints may be more complex than inter-zonal MW flow limits: Modeling of VAR flows or amperes. Bus voltage problems. Use an AC power flow model. No impact on marginal costs calculated in inter-zonal CM. Does not affect basis of calculating intra-zonal charges and payments.

Intra-Zonal CM Effect on Inter-Zonal Payments In relieving intra-zonal congestion, flows between zones may be affected for a variety of reasons. Payments by the SCs to the ISO for inter-zonal congestion will be based on the inter-zonal schedules and marginal costs: The schedules and marginal costs that result from inter- zonal congestion management actions. The effects of intra-zonal congestion management actions are not considered in calculating the inter-zonal payments. Payments by the ISO to the TCC holders for inter- zonal congestion will be based on the inter-zonal schedules and marginal costs.

Relieving Intra-Zonal Congestion 1 3 2 P1SC1 = 0 @ $5/MWh P1SC2 = 100 @ $11/MWh 2i P2iSC1 = 30 @ $10/MWh P2iSC2 =20 @ $17/MWh P3SC1 = 0 @ $20/MWh P3SC2 = 0 @ $35/MWh 3i P3iSC1 = 0 @ $35/MWh P3iSC2 = 50 @ $30/MWh D3iSC1 = 80 D3iSC2 = 120 Zone 2 Zone 3 Flow = 150 MWh Flow limit = 150 MW P3SC1 reduced from 50 to 0 P3iSC2 increased from 0 to 50

Intra-Zonal Congestion Payments SC1 pays the ISO to replace its generation reduced in Zone 3 (Reduction in P3SC1)*(Decremental Cost of P3SC1) = (50-0)*20 = $1000 ISO pays the SC2 for generation over its inter-zonal schedule generation in Zone 3 (Increase in P3iSC2)*(Incremental Cost of P3iSC2) = (50-0)*30 = $1500 Uplift for intra-zonal congestion management in Zone 3 ISO Payments - ISO Receipts = $1500 - $1000 = $500 $200 allocated to SC1 $300 allocated to SC2